UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 25, 2025 (November 19, 2025)

XCF GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42687	33-4582264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 CityWest Blvd, Suite 150-138

Houston, TX 77042

(Address of principal executive offices, including zip code)

(346) 630-4724

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SAFX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 19, 2025, XCF Global, Inc. (the “Company” or “XCF”) and certain subsidiaries entered into a series of agreements to convert or permit the conversion of outstanding payables, liabilities, and notes owed to certain creditors, some of which are related parties of the Company, into shares of the Company’s Class A Common Stock (the “Conversion Agreements”). Each Conversion Agreement provides for the extinguishment of specified obligations in exchange for the issuance of shares of Class A Common Stock.

Encore DEC, LLC Payable Settlement

On November 19, 2025, the Company, New Rise Renewables Reno, LLC (“New Rise Reno”), a subsidiary of the Company, and Encore DEC, LLC (“Encore”) entered into a payable acknowledgement and settlement agreement (the “Encore Agreement”), pursuant to which $28,000,000 of the then outstanding accounts payable due to Encore will be settled through the issuance of shares of the Company’s Class A Common Stock. Encore provides Engineering, Procurement and Construction (“EPC”) services to the Company. Encore is 100% owned by Randy Soule, the majority shareholder of the Company, and has provided feedstock degumming hydrotreater off gas conservation system construction services and sustainable aviation fuel conversion services to New Rise Reno.

Under the Encore Agreement, the conversion price is equal to the higher of: (a) the closing price of the Company’s Class A Common Stock on the trading day immediately preceding the agreement date, and (b) the average closing price over the five (5) trading days immediately preceding the agreement date. The conversion price was determined to be $0.7613 per share and will result in 36,779,193 shares of Class A Common Stock being issued to Encore. After the conversion, Randall Soule will beneficially own approximately 53.6% of the Company’s outstanding Class A Common Stock.

The foregoing description of the Encore Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions thereof, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated into this Item 1.01 by reference.

Encore DEC, LLC Company Support Agreement

On November 24, 2025, the Company and Encore entered into a Company Support Agreement (the “Encore Company Support Agreement”), pursuant to which, Encore agreed not to transfer, sell, hedge, pledge, or otherwise dispose of 35% of Encore’s 36,779,193 beneficially owned shares of Class A Common Stock of the Company (12,872,718 shares) until the earlier to occur of (a) the date the Company waives the Encore Company Support Agreement and (b) six months from the date in which the registration statement filed by the Company with the Securities and Exchange Commission to register the resale of the shares held by Encore becomes effective under the Securities Act of 1933, as amended.

The Encore Support Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

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GL Part SPV I, LLC

Loan Acknowledgement and Conversion Agreement

On November 19, 2025, the Company, New Rise Reno and GL Part SPV I, LLC (“GL”) entered into a loan acknowledgement and conversion agreement (the “GL Loan Agreement”) whereby GL has the right to convert $2,350,000 of the then outstanding loan payable to GL into shares of the Company’s Class A Common Stock. GL is an existing shareholder of the Company and previously provided debt and loan financing to the Company and its subsidiaries. Subsequent to the parties’ execution and delivery of the GL Loan Agreement, GL provided notice to the Company of its intention to exercise its conversion right.

Under the GL Loan Agreement, the conversion price is equal to the higher of: (a) the closing price of the Company’s Class A Common Stock on the trading day immediately preceding the agreement date, and (b) the average closing price over the five (5) trading days immediately preceding the agreement date. The conversion price was determined to be $0.7613 per share and will result in 3,086,825 shares of Class A Common Stock being issued to GL.

The foregoing description of the GL Loan Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions thereof, the form of which is filed as Exhibit 10.3 to this Current Report on Form 8-K, and is incorporated into this Item 1.01 by reference.

Amendment No. 1 to Form of Promissory Note

On November 19, 2025, the Company, XCF Global Capital, Inc. and GL entered into an amendment to the form of promissory note dated April 17, 2025 (the “Amendment No. 1”) whereby GL has the right to convert $2,500,000 of the then outstanding principal amount and $300,000 of interest due to GL into shares of the Company’s Class A Common Stock. Subsequent to the parties’ execution and delivery of the GL Loan Agreement, GL provided notice to the Company of its intention to exercise its conversion right.

Under the Amendment No. 1, the conversion price is equal to the higher of: (a) the closing price of the Company’s Class A Common Stock on the trading day immediately preceding the agreement date, and (b) the average closing price over the five (5) trading days immediately preceding the agreement date. The conversion price was determined to be $0.7613 per share and will result in 3,677,919 shares of Class A Common Stock being issued to GL.

The foregoing description of the Amendment No. 1 does not purport to be complete and is qualified in its entirety by the terms and conditions thereof, the form of which is filed as Exhibit 10.4 to this Current Report on Form 8-K, and is incorporated into this Item 1.01 by reference.

Amendment No. 2 to Form of Promissory Note

On November 19, 2025, the Company, XCF Global Capital, Inc. and GL entered into an amendment to the form of promissory note dated February 13, 2025 (the “Amendment No. 2”) whereby GL has the right to convert $1,200,000 of the then outstanding principal amount and $240,000 of interest due to GL into shares of the Company’s Class A Common Stock. Subsequent to the parties’ execution and delivery of the GL Loan Agreement, GL provided notice to the Company of its intention to exercise its conversion right.

Under the Amendment No. 2, the conversion price is equal to the higher of: (a) the closing price of the Company’s Class A Common Stock on the trading day immediately preceding the agreement date, and (b) the average closing price over the five (5) trading days immediately preceding the agreement date. The conversion price was determined to be $0.7613 per share and will result in 1,891,501 shares of Class A Common Stock being issued to GL.

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After the conversions pursuant to the GL Loan Agreement, the Amendment No. 1 and the Amendment No. 2, GL Part SPV I, LLC will be deemed to beneficially own through itself, GL Part SPV II, LLC and EEME Energy SPV I, LLC, approximately 19.9% of the Company’s outstanding Class A Common Stock.

The foregoing description of the Amendment No. 2 does not purport to be complete and is qualified in its entirety by the terms and conditions thereof, the form of which is filed as Exhibit 10.5 to this Current Report on Form 8-K, and is incorporated into this Item 1.01 by reference.

Focus Impact BHAC Sponsor, LLC Company Support Agreement

On November 24, 2025, the Company and Focus Impact BHAC Sponsor, LLC (“Focus Impact”) entered into a Company Support Agreement (the “Focus Impact Company Support Agreement”), pursuant to which, Focus Impact agreed not to transfer, sell, hedge, pledge, or otherwise dispose of 100% of its 3,306,944 beneficially owned shares of Class A Common Stock of the Company until the earlier to occur of (a) the date the Company waives the Focus Impact Company Support Agreement and (b) six months from the date in which the registration statement filed by the Company with the Securities and Exchange Commission to register the resale of the shares held by Focus Impact becomes effective under the Securities Act of 1933, as amended.

The Focus Impact Company Support Agreement is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K under “Encore DEC, LLC Payable Settlement,” “Loan Acknowledgement and Conversion Agreement,” “Amendment No. 1 to Form of Promissory Note” and “Amendment No. 2 to Form of Promissory Note” is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K under “Encore DEC, LLC Payable Settlement,” “Loan Acknowledgement and Conversion Agreement,” “Amendment No. 1 to Form of Promissory Note,” and “Amendment No. 2 to Form of Promissory Note” is incorporated into this Item 3.02 by reference.

Narrow Road Note

On May 1, 2025, XCF Global Capital, Inc. (“Legacy XCF”) and Narrow Road Capital, Ltd. entered into a promissory note (the “Narrow Road Note”) for the gross principal amount of $700,000. The Narrow Road Note bears interest of $140,000, is unsecured, and is due at the earlier of (i) September 30, 2025, or (ii) an event of default (as specified in the Narrow Road Note), if such note is then declared due and payable in writing by the holder. In connection with the issuance of the Narrow Road Note, the holder has the right, but not the obligation, to elect to receive up to 280,000 shares of common stock of the Company, at any time on or before the earlier of (x) the repayment of the Narrow Road Note in full, or (ii) six (6) months from issuance of the Narrow Road Note. This right lapses automatically if not exercised by such date. If such share issuance occurs after the closing of Legacy XCF’s proposed business combination transaction with Focus Impact, the shares to be issued will be calculated based on the finalized conversion ratio applicable to shares of XCF in connection with the business combination closing. On May 30, 2025, Narrow Road elected to receive 500 shares of Legacy XCF stock. On September 10, 2025, Narrow Road elected the right to receive the remaining outstanding 279,500 shares associated with the note which were convertible into 191,813 shares of XCF.

As of September 30, 2025, the Company had not yet repaid the outstanding principal amount of the Narrow Road Note. Beginning on the first day of each subsequent calendar quarter the Narrow Road Note has not been repaid, XCF is required to pay a stock-based penalty of 20% of the outstanding principal balance with the number of shares determined by the previous 10-days’ variable weighted-average price of XCF’s Class A common stock as quoted on Nasdaq. As a result, on November 21, 2025, XCF issued 102,233 shares of Class A common stock to Narrow Road Capital, Ltd.in satisfaction of the non-repayment penalty.

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Cribb Note

On May 14, 2025, Legacy XCF and Gregory Segars Cribb entered into a promissory note (the “Cribb Note”) for the gross principal amount of $250,000. The Cribb Note bears interest of $50,000, is unsecured, and is due at the earlier of (i) September 30, 2025, or (ii) an event of default (as specified in the Cribb Note), if such note is then declared due and payable in writing by the holder. In connection with the issuance of the Cribb Note, the holder has the right, but not the obligation, to elect to receive up to 100,000 shares of common stock of the Company, at any time on or before the earlier of (x) the repayment of the Cribb Note in full, or (ii) six (6) months from issuance of the Cribb Note. This right lapses automatically if not exercised by such date. If such share issuance occurs after the closing of Legacy XCF’s proposed business combination transaction with Focus Impact, the shares to be issued will be calculated based on the finalized conversion ratio applicable to shares of Legacy XCF in connection with the business combination closing. On May 30, 2025, Gregory Segars Cribb elected to receive 500 shares of Legacy XCF stock. On September 10, 2025, Gregory Segars Cribb elected the right to receive the remaining outstanding 99,500 shares associated with the note were convertible into 68,214 shares of XCF.

As of September 30, 2025, the Company had not yet repaid the outstanding principal amount of the Cribb Note. Beginning on the first day of each subsequent calendar quarter the Cribb Note has not been repaid, XCF is required to pay a stock-based penalty of 20% of the outstanding principal balance with the number of shares determined by the previous 10-days’ variable weighted-average price of XCF’s Class A common stock as quoted on Nasdaq. As a result, on November 21, 2025, XCF issued 36,512 shares of Class A common stock to Gregory Segars Cribb.in satisfaction of the non-repayment penalty.

EEME Energy Convertible Note Purchase Agreement

On July 29, 2025, XCF and EEME Energy SPV I LLC (“EEME Energy”) entered into a Convertible Note Purchase Agreement (the “Note Purchase Agreement”) on July 29, 2025, pursuant to which the Company agreed to issue and sell up to $7.5 million in aggregate principal amount of convertible promissory notes (the “Note” or “Notes”) in one or more closings. In connection with the execution of the Note Purchase Agreement, the Company also agreed to pay an arrangement fee and advisory fee to EEME Energy, which will be paid through the issuance of 750,000 shares of the Company’s Class A Common Stock as it relates to the arrangement fee and 200,000 of the Company’s Class A Common Stock as it relates to the advisory fee.

In connection with the Company’s issuance of the Notes, the Company will pay to EEME Energy upfront interest equal to 13.3% of the principal amount of the applicable Notes. In lieu of the Company having any obligation to make cash interest payments under such Notes, the Company and EEME Energy agreed to settle the interest payment through a share conversion pursuant to which the Company shall issue shares of the Company’s Class A Common Stock (the “Interest Payment Conversion Shares”) calculated by dividing (x) the amount of interest that would otherwise be due and payable on the applicable Notes at such Notes’ maturity date (calculated as 13.3% of the principal amount of the applicable Note) by (y) the applicable conversion price.

a.	On July 29, 2025, the Company and EEME Energy consummated the initial closing and issued a Note in the aggregate principal amount of $2.0 million to EEME Energy (the “Initial EEME Financing”). Also on July 29, 2025, EEME Energy elected to convert the entire outstanding principal of $2,000,000 and the interest payment conversion amount of $266,000 into Company’s Common stock. The conversion price was approximately $1.58 per share (10% discount to the 5-day variable weighted average price of $1.76), resulting in the issuance of 1,430,550 shares of Common stock to EEME Energy.

b.	On August 11, 2025, the Company and EEME Energy consummated a subsequent closing and issued a Note in the aggregate principal amount of $4.0 million to EEME Energy (the “Subsequent EEME Financing” and together with the Initial EEME Financing, the “EEME Financing”). Also on August 11, 2025, EEME Energy elected to convert the entire outstanding principal of $4,000,000 and the interest payment conversion amount of $532,000 into Company’s Common stock. The conversion price was approximately $1.20 per share (5% discount to the 5-day variable weighted average price of $1.26), resulting in the issuance of 3,785,670 shares of Common stock to EEME Energy.

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c.	On November 17, 2025, the Company and EEME Energy consummated a subsequent closing and issued a Note in the aggregate principal amount of $1.2 million to EEME Energy (the “November EEME Financing” and together with the Initial EEME Financing and the August EEME Financing, the “EEME Financing”). Also on November 17, 2025, EEME Energy elected to convert the entire outstanding principal of $1,200,000 and the interest payment conversion amount of $159,600 into Company’s Common stock and assigned the shares to a third-party (Innovativ Media Group, Inc.). The conversion price was approximately $0.64 per share (5% discount to the 5-day variable weighted average price of $0.67), resulting in the issuance of 2,131,823 shares of Common stock to Innovativ Media Group, Inc.

d.	On November 21, 2025, the Company issued 950,000 shares of Class A Common stock to EEME Energy as settlement for the arrangement fee and advisory fee in connection with the Note Purchase Agreement.

Polar Multi-Strategy Master Fund

On November 21, 2025, the Company issued 240,000 shares of its Class A Common Stock to Polar Multi-Strategy Master Fund (“Polar”) in connection with the Subscription Agreement dated November 3, 2023 (the “Polar Subscription Agreement”) originally entered into with Focus Impact BH3 Acquisition Corp. and assumed by the Company at the closing of the business combination.

Under the Polar Subscription Agreement, if the Company defaults on certain obligations and such default continues for five business days after written notice, Polar is entitled to receive 0.1 shares of Class A Common Stock per dollar of funded capital contribution on the default date, and an additional 0.1 shares per dollar of funded capital contribution on each monthly anniversary of the default date until the default is cured.

As the original subscription amount of $1.2 million remains outstanding and unpaid, a default occurred on each of October 13, 2025 and November 13, 2025. In accordance with the default-share provisions, the Company issued 240,000 shares to Polar on November 21, 2025.

BTIG, LLC

On November 21, 2025, the Company issued 133,333 shares of its Class A Common Stock to BTIG, LLC (“BTIG”) in connection with that certain letter agreement dated November 2, 2023 (the “Letter Agreement”) originally entered into by Crixus BH3 Acquisition Company and assumed by the Company upon completion of the business combination among the Company, Focus Impact BH3 Acquisition Corp. (as successor to Crixus BH3 Acquisition Company), and certain related entities.

Under the Letter Agreement, BTIG is entitled to receive a capital markets advisory fee payable in shares of the public company that survives the business combination. The number of shares issuable is equal to the greater of: (i) 100,000 shares, and (ii) the quotient obtained by dividing $1,000,000 by the variable weighted average price of the Company’s Class A Common Stock for the five (5) trading days immediately preceding the initial filing of the registration statement registering the resale of such shares, provided that the VWAP used in this calculation shall not be less than $7.50.

Based on the applicable VWAP calculation, the number of shares issuable to BTIG was determined to be 133,333 shares, which the Company issued on November 21, 2025.

Sumon Chaudhuri

On November 21, 2025, the Company issued 62,754 shares of its Class A Common Stock to Sumon Chaudhuri in settlement of consulting fees owed to him for services rendered in September, October, and November 2025. Mr. Chaudhuri provides consulting services to the Company.

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Under his consulting arrangement, Mr. Chaudhuri is entitled to a monthly consulting fee of $20,000, payable in either cash or shares of the Company’s Class A Common Stock upon mutual agreement between Mr. Chaudhuri and the Company. When payment is made in stock, the number of shares is determined based on the five-day volume-weighted average price (“VWAP”) of the Company’s Class A Common Stock as of the issuance date, and any such issuances are made following approval by the Board of Directors where required.

The 62,754 shares issued on November 21, 2025 represent the agreed-upon stock-settled compensation for the applicable months.

None of the foregoing transactions involved any underwriters, underwriting discounts or commissions, or any public offering, or the payment of any consideration in connection with the solicitation of an exercise or conversion. The issuances of the shares described above were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act, or, in the case of conversions or exercises of securities for Common Stock, Section 3(a)(9) of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Payable Acknowledgment and Settlement Agreement dated November 19, 2025
10.2	Encore Company Support Agreement dated November 24, 2025
10.3	Loan Acknowledgement and Conversion Agreement dated November 19, 2025
10.4	Amendment No. 1 to Form of Promissory Note dated November 19, 2025
10.5	Amendment No. 2 to Form of Promissory Note dated November 19, 2025
10.6	Focus Impact BHAC Sponsor, LLC Company Support Agreement Dated November 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCF GLOBAL, INC.

By:	/s/ Simon Oxley
Name:	Simon Oxley
Title:	Chief Financial Officer

Date: November 25, 2025

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